150103

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number
Barbara K. Cegavske (signature)	20160208784-28
Barbara K. Cegavske	Filing Date and Time
Secretary of State	05/06/2016 4:55 PM
State of Nevada	Entity Number
	E0618992006-3

Certificate of Designation
(PURSUANT TO NRS 78.1955)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Designation For Nevada Profit Corporations (Pursuant to NRS 78.1955)

1. Name of corporation:

KSIX Media Holdings, Inc. (Entity # E0618992006-3)

2. By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.

The Corporation has previously authorized 100,000,000 shares of Preferred Stock (Par Value $0.001) in its amended Articles of Incorporation (the "Articles") and, such Articles stated the shares of Preferred Stock may be issued from time to time in one or more series. The Directors of the Corporation are expressly authorized to provide for the issue of all or any of the shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designations, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such shares and as may be permitted by the NRS. As such, the Directors have adopted a Series "A" Preferred Stock consisting of 10,000,000 shares of Preferred Stock (See Attached "Addendum to Certificate of Designation" for the rule description of the attributes of the Series "A" Preferred Stock).

3. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

4. Signature: (required)

X Carter Matzinger (signature)

Signature of Officer

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

KSIX MEDIA HOLDINGS, INC.
(NV ENTITY #: E0610092006-3)

CERTIFICATE OF DESIGNATION FOR NEVADA PROFIT CORPORATIONS
(Pursuant to NRS 78.1955)

ADDENDUM TO PART #2

The Board of Directors of **KSIX MEDIA HOLDINGS, INC.** (the "Company"), a Nevada corporation, by unanimous written consent approved the terms and conditions of the Series "A" Preferred Stock on March 1, 2016 along with the approval to file of this "Certificate of Designation" with the NVSOS. This is an addendum to part 2 of the "Certificate of Designation" to be filed by the Company on or about May 1, 2016, with the Nevada Secretary of State, Corporations Division (the "NVSOS") for the designation of 10,000,000 shares of Preferred Stock to be referred to as Series "A", Preferred Stock.

#2 continued from NVSOS "Certificate of Designation" Form (KSIX MEDIA HOLDINGS, INC.):

SECTION 1 - DESIGNATION AND AMOUNT - The shares of such series shall have $0.001 par value per share and shall be designated as Series "A" Preferred Stock (the "Series "A" Preferred Stock") and the number of shares constituting the Series "A" Preferred Stock shall be Ten Million (10,000,000).

SECTION 2 – RANK - Except for the voting rights specifically granted herein, which shall have priority over all other future outstanding shares of preferred stock issued by the Corporation, the Series "A" Preferred Stock shall rank senior only to any other class or series of designated and outstanding Preferred Shares of the Corporation.

SECTION 3 – DIVIDENDS - The Series "A" Preferred Stock shall bear no dividend.

SECTION 4 – LIQUIDATION PREFERENCE – The Series "A" Preferred Stock shall have no liquidation preferences other than the ability to convert to common stock of the Corporation as described below under Section 8 (entitled "Conversion into Common Stock"), at the sole option of the holder(s), before any event such as liquidation, dissolution, or winding up of the Corporation's operations, either voluntarily or involuntarily, and then share with the then current shareholders of common stock of the Corporation on a pro rata basis.

SECTION 5 – REDEMPTION BY CORPORATION - The Corporation does not have any rights to redemption with regards to the Series "A" Preferred Stock.

SECTION 6 - COMMON STOCK VOTING RIGHTS - The Record Holders of the Series "A" Preferred Stock shall have the right to vote on any matter with the holders of the Common Stock of the Corporation voting together as one (1) class. The record Holders of the Series "A" Preferred Stock shall have that number of votes (identical in every other respect to the voting rights of the holders of the Common Stock of the Corporation or other potential holders of other series of voting Preferred Shares entitled to vote at any Regular or Special Meeting of the Shareholders) equal to ten (10) shares of Common Stock for each one (1) share of Series "A" Preferred Stock held.

SECTION 7 – NOTICE OF MEETINGS - The record Holders of the Series "A" Preferred Stock shall be entitled to the same notice of any Regular of Special Meeting of the Shareholders as may or shall be given to the holders of the Common Stock of the Corporation or other potential holders of other series of voting Preferred Shares entitled to vote at such described meetings. No corporate actions requiring majority common shareholder approval or consent may be submitted to a vote of preferred and common shareholders which in anyway precludes the Series "A" Preferred Stock from exercising its voting or consent rights as though it were a common shareholder.

SECTION 8 – USE OF QUORUM PURPOSES - For the purposes of establishing a quorum for any Regular or Special Meeting of the Common shareholders, the Series "A" Preferred Stock shall be included and shall be deemed as the same equivalent of ten (10) shares of Common Stock for each one (1) share of Series "A" Preferred Stock held.

SECTION 9 – PROTECTIVE PROVISION - So long as shares of Series "A" Preferred Stock are issued and outstanding, the Corporation shall not without first obtaining the approval (by vote or written consent, as provided by Nevada law) of the Holders of at least seventy-five (75%) of the then issued and outstanding shares of Series "A" Preferred Stock:

(a) alter or change the rights, preferences, or privileges of the Series "A" Preferred Stock so as to adversely affect the rights held by the holders of any issued and outstanding Series "A" Preferred Stock; or

(b) create any new class or series of capital stock of any kind having a preference over the Series "A" Preferred Stock with respect to the common stock voting rights or increase the size of the authorized number of Series "A" Preferred Stock.

In the event Holders of at least seventy-five percent (75%) of the then outstanding shares of Series "A" Preferred Stock agree to allow the Corporation to alter or change the rights, preferences, or privileges of the shares of Series "A" Preferred Stock, pursuant to subsection (a) above, so as to affect the Series "A" Preferred Stock, then the Corporation will deliver notice of change of such approved change to the Holders of the Series "A" Preferred Stock that did not agree to such alteration or change (the "Dissenting Holders") and the Dissenting Holders shall have the right for a period of thirty (30) business days to convert their respective holdings of Series "A" Preferred Stock, in whole or in part, pursuant to Section 8 of this Certificate of Designation as it existed prior to such alteration of change or continue to hold their shares of Series "A" Preferred Stock.

SECTION 10 – CONVERSION INTO COMMON STOCK - At any time after their issuance, the Holders of the Series "A" Preferred Stock, at their sole and exclusive option, shall have the right to convert, all or part, of their respective Series "A" Preferred Stock holdings into Common Stock of the Corporation on a basis of one (1) share of Common Stock for every ten (10) shares of Series "A" Preferred Stock held.

SECTION 11 – PREFERENCE RIGHTS - Nothing contained herein shall be construed to prevent the Board of Directors of the Corporation from issuing one (1) or more series of Preferred Stock with dividend and/or liquidation preferences senior to the same preferences as set forth for the Series "A" Preferred Stock.

SECTION 12 – ISSUANCE OF SERIES "A" PREFERRED STOCK - As provided by the Corporation's Articles of Incorporation, the Board of Directors may issue from time to time without prior approval of the common stock holders of the Corporation, the Series "A" Preferred Stock as described in this designation.

IN WITNESS WHEREOF, the following officer of KSIX MEDIA HOLDINGS, INC., hereupon attests and approves this attachment to the "Certificate of Designation" dated May 1, 2016 to be filed with the Nevada Secretary of State pursuant to N.R.S. 781955 ("Certificate of Designation for Nevada Profit Corporations").

Carter Matzinger

Carter Matzinger
President and Chairman of the Board
KSIX MEDIA HOLDINGS, INC.

WRITTEN CONSENT OF
THE BOARD OF DIRECTORS

OF

KSIX MEDIA HOLDINGS, INC.

CERTIFICATE OF DESIGNATION
SERIES "A" PREFERRED STOCK

Pursuant to Section 78.1955 of the
Nevada Revised Statutes

The undersigned does hereby certify that pursuant to the authority conferred upon the Board of Directors of **KSIX MEDIA HOLDINGS, INC.**, a Nevada corporation (the "Corporation"), by its Articles of Incorporation, as amended, and Section 78.315 of the Nevada Revised Statutes, the Board of Directors, by unanimous written consent, duly approved and adopted the following resolution pursuant to written consent (referred to herein as the "Resolution"):

RESOLVED, the Corporation has previously authorized 100,000,000 shares of Preferred Stock (Par Value $0.001) pursuant to its Articles of Incorporation and amendments thereto (the "Articles") as filed with the Nevada Secretary of State, Corporation Division ("NVSOS") and, such Articles stated the shares of Preferred Stock may be issued from time to time in one or more series; and it is

FURTHER RESOLVED, the Board of Directors of the Corporation (the "Board of Directors") is expressly authorized to provide for the issue of all or any of the shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designations, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such shares (a "Preferred Stock Designation") and as may be permitted by the NRS; and it is

FURTHER RESOLVED, the Corporation is hereby directed to file a "Certificate of Designation" with the NVSOS pursuant to N.R.S. 78.1955 designating a Series "A" Preferred Stock", the Board of Directors hereby confirms and further defines and, authorizes the issuance of a series of preferred stock, par value $0.001 per share, of the Corporation, consisting of up to 10,000,000 shares hereby fixes the voting powers, designations, preferences, and relative, optional and other special rights, and qualifications, limitations, and restrictions thereof, of the shares of such series, in addition to those set forth in the Articles, as follows:

[BALANCE OF THIS PAGE INTENTIONALLY LEFT BLANK]

SECTION 1 - DESIGNATION AND AMOUNT – The shares of such series shall have $0.001 par value per share and shall be designated as Series "A" Preferred Stock (the "Series "A" Preferred Stock") and the number of shares constituting the Series "A" Preferred Stock shall be Ten Million (10,000,000).

SECTION 2 – RANK - Except for the voting rights specifically granted herein, which shall have priority over all other future outstanding shares of preferred stock issued by the Corporation, the Series "A" Preferred Stock shall rank senior only to any other class or series of designated and outstanding Preferred Shares of the Corporation.

SECTION 3 – DIVIDENDS - The Series "A" Preferred Stock shall bear no dividend.

SECTION 4 – LIQUIDATION PREFERENCE – The Series "A" Preferred Stock shall have no liquidation preferences other than the ability to convert to common stock of the Corporation as described below under Section 8 (entitled "Conversion into Common Stock"), at the sole option of the holder(s), before any event such as liquidation, dissolution, or winding up of the Corporation's operations, either voluntarily or involuntarily, and then share with the then current shareholders of common stock of the Corporation on a pro rata basis.

SECTION 5 – REDEMPTION BY CORPORATION - The Corporation does not have any rights to redemption with regards to the Series "A" Preferred Stock.

SECTION 6 - COMMON STOCK VOTING RIGHTS - The Record Holders of the Series "A" Preferred Stock shall have the right to vote on any matter with the holders of the Common Stock of the Corporation voting together as one (1) class. The record Holders of the Series "A" Preferred Stock shall have that number of votes (identical in every other respect to the voting rights of the holders of the Common Stock of the Corporation or other potential holders of other series of voting Preferred Shares entitled to vote at any Regular or Special Meeting of the Shareholders) equal to ten (10) shares of Common Stock for each one (1) share of Series "A" Preferred Stock held.

SECTION 7 – NOTICE OF MEETINGS - The record Holders of the Series "A" Preferred Stock shall be entitled to the same notice of any Regular of Special Meeting of the Shareholders as may or shall be given to the holders of the Common Stock of the Corporation or other potential holders of other series of voting Preferred Shares entitled to vote at such described meetings. No corporate actions requiring majority common shareholder approval or consent may be submitted to a vote of preferred and common shareholders which in anyway precludes the Series "A" Preferred Stock from exercising its voting or consent rights as though it were a common shareholder.

SECTION 8 – USE OF QUORUM PURPOSES - For the purposes of establishing a quorum for any Regular or Special Meeting of the Common shareholders, the Series "A" Preferred Stock shall be included and shall be deemed as the same equivalent of ten (10) shares of Common Stock for each one (1) share of Series "A" Preferred Stock held.

SECTION 9 – PROTECTIVE PROVISION - So long as shares of Series "A" Preferred Stock are issued and outstanding, the Corporation shall not without first obtaining the approval (by vote or written consent, as provided by Nevada law) of the Holders of at least seventy-five (75%) of the then issued and outstanding shares of Series "A" Preferred Stock:

(a) alter or change the rights, preferences, or privileges of the Series "A" Preferred Stock so as to adversely affect the rights held by the holders of any issued and outstanding Series "A" Preferred Stock; or

(b) create any new class or series of capital stock of any kind having a preference over the Series "A" Preferred Stock with respect to the common stock voting rights or increase the size of the authorized number of Series "A" Preferred Stock.

In the event Holders of at least seventy-five percent (75%) of the then outstanding shares of Series "A" Preferred Stock agree to allow the Corporation to alter or change the rights, preferences, or privileges of the shares of Series "A" Preferred Stock, pursuant to subsection (a) above, so as to affect the Series "A" Preferred Stock, then the Corporation will deliver notice of change of such approved change to the Holders of the Series "A" Preferred Stock that did not agree to such alteration or change (the "Dissenting Holders") and the Dissenting Holders shall have the right for a period of thirty (30) business days to convert their respective holdings of Series "A" Preferred Stock, in whole or in part, pursuant to Section 8 of this Certificate of Designation as it existed prior to such alteration of change or continue to hold their shares of Series "A" Preferred Stock.

SECTION 10 – CONVERSION INTO COMMON STOCK - At any time after their issuance, the Holders of the Series "A" Preferred Stock, at their sole and exclusive option, shall have the right to convert, all or part, of their respective Series "A" Preferred Stock holdings into Common Stock of the Corporation on a basis of one (1) share of Common Stock for every ten (10) shares of Series "A" Preferred Stock held.

SECTION 11 – PREFERENCE RIGHTS - Nothing contained herein shall be construed to prevent the Board of Directors of the Corporation from issuing one (1) or more series of Preferred Stock with dividend and/or liquidation preferences senior to the same preferences as set forth for the Series "A" Preferred Stock.

SECTION 12 – ISSUANCE OF SERIES "A" PREFERRED STOCK - As provided by the Corporation's Articles of Incorporation, the Board of Directors may issue from time to time without prior approval of the common stock holders of the Corporation, the Series "A" Preferred Stock as described in this designation.

[BALANCE OF THIS PAGE INTENTIONALLY LEFT BLANK]

FURTHER RESOLVED, the Corporation hereby instructs its executive management to file a "Certificate of Designation" with the Nevada Secretary of State, as required by Chapter 78.1995 of the Nevada Revised Statues, detailing the voting powers, designations, preferences, limitations, restrictions and relative rights of the Series "A" Preferred Stock which has been established above by this Written Consent; and it is

FURTHER RESOLVED, that the offer pertaining to the issuance of shares of Series "A" Preferred Stock of the Corporation to CARTER MATZINGER, a Nevada resident, be, and the same hereby is, in all respects approved for and on behalf of the Corporation; and that the Corporation shall issue and deliver to CARTER MATZINGER, or any person or legal entity designated in writing by CARTER MATZINGER, for services in the amount of $10,000.00 (par value) consideration, which such services are acknowledged as having been received and fully performed by the recipient CARTER MATZINGER, a stock certificate in the amount of 10,000,000 shares of the Series "A" Preferred Stock, par value $0.001 (Certificate #P1001); and it is

FURTHER RESOLVED, that the officers of the Corporation are authorized to take all actions and to execute and deliver all documents and instruments necessary and appropriate to implement the foregoing resolutions with the Securities and Exchange Commission as required by the Securities and Exchange Act of 1934, as amended, and the Nevada Secretary of State, Corporations Division by the filing of the required Certificate of Designation as described herein for the Series "A" Preferred Stock; and it is

FURTHER RESOLVED, that this written consent may be executed by the directors of the Corporation listed below in counterpart copies, each of which shall be deemed to be an original and together shall compromise one document.

IN WITNESS WHEREOF, in accordance with the Nevada Business Corporation Act, all of the members of the Board of Directors of **KSIX MEDIA HOLDINGS, INC.**, hereupon attest and approve this unanimous written consent in its entirety on this 22th day of February, 2016.

Carter Matzinger
By: Carter Matzinger,
Title: Chairman

Ted D. Campbell II
Ted D. Campbell II (Mar 1, 2016)
By: Ted Campbell,
Title: Director

Clinton Coldren
Clinton Coldren (Mar 1, 2016)
By: Clinton Coldren,
Title: Director

STATE OF NEVADA

BARBARA K. CEGAVSKE
Secretary of State

JEFFERY LANDERFELT
Deputy Secretary
for Commercial Recordings

OFFICE OF THE
SECRETARY OF STATE

Commercial Recordings Division
202 N. Carson Street
Carson City, NV 89701-4201
Telephone (775) 684-5708
Fax (775) 684-7138

JOHN DOLKART

Job:C20160509-0041
May 9, 2016

Special Handling Instructions:
EXP/DESG EMAILED 05/09/16 NEH

Charges

Description	Document Number	Filing Date/Time	Qty	Price	Amount
Designation	20160208784-28	5/6/2016 4:55:25 PM	1	$175.00	$175.00
24 Hour Expedite	20160208784-28	5/6/2016 4:55:25 PM	1	$125.00	$125.00
Total					$300.00

Payments

Type	Description	Amount
Credit	4628022408956514101103|	$300.00
Total		$300.00

Credit Balance: $0.00

Job Contents:
File Stamped Copy(s): 1

JOHN DOLKART